UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 25, 2010

Chancellor Group, Inc.
(Exact name of registrant as specified in its charter)

 Nevada                                          000-30219                                       87-0438647
(State or other jurisdiction of incorporation)              (Commission File Number)                                    (IRS Employer Identification No.)

216 South Price Road
Pampa, TX 79065
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (806) 688-9697

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Chancellor Group, Inc., a Nevada corporation (the "Company"), is filing this Current Report on Form 8-K/A to amend in its entirety Item 4.01 of the Form 8-K filed by the Company with the SEC on October 27, 2010 (the "Form 8-K").

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant's Certifying Accountant.

Item 4.01 of the Form 8-K is hereby amended to include the following:

On October 26, 2010, Larry O'Donnell, CPA, PC. ("O'Donnell") resigned as the Company's independent auditor. O'Donnell has determined to reduce his firm's workload in public company audit work and focus more on tax reporting.

The Company has been advised that, effective December 14, 2010, the Public Company Accounting Oversight Board (the "PCAOB") revoked the registration of O'Donnell. A copy of the PCAOB's order revoking this registration is available on the PCAOB's website at http://pcaobus.org/Enforcement/Adjudicated/Documents/Larry_O_Donnell.pdf.

O'Donnell's reports on the Company's financial statements as of and for the fiscal years ended December 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's most recent fiscal years ended 2009 and 2010 during the subsequent interim period through the date of this Report, there were (1) no disagreements with O'Donnell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of O'Donnell, would have caused O'Donnell to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

Concurrent with the resignation of O'Donnell as the Company's independent auditor, the Company's board of directors elected to engage De Joya Griffith & Company, LLC ("De Joya") as the Company's independent registered public accounting firm. The Company engaged De Joya in this capacity as of October 25, 2010.

During the fiscal years ended 2009 and 2008 and through the date hereof, neither the Company nor anyone acting on its behalf consulted De Joya, with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company or oral advice was provided that De Joya concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

The Company furnished O'Donnell with a copy of this disclosure on October 27, 2010, providing O'Donnell with the opportunity to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. O'Donnell's letter agreeing with the Company's statements is attached as Exhibit 16.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial statements and Exhibits.

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K/A;

Exhibit No.       Description

16                      Letter from Larry O'Donnell, CPA, P.C., dated October 27, 2010 (incorporated by reference to
                           Exhibit 16 to the Current Report on Form 8-K filed by Chancellor Group, Inc. on October 27, 2010)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2011

Chancellor Group, Inc.
(Registrant)

By: /s/ Maxwell Grant
Maxwell Grant
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.       Description

16                      Letter from Larry O'Donnell, CPA, P.C., dated October 27, 2010 (incorporated by reference to
                           Exhibit 16 to the Current Report on Form 8-K filed by Chancellor Group, Inc. on October 27, 2010)